UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934

                                November 18, 2005
                Date of report (Date of earliest event reported)

                          STANDARD PARKING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         000-50796                                   16-1171179
         ---------                                   ----------
(Commission File Number)                    (IRS Employer Identification No.)


           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                 Section 1--Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

         The Company and six of its executive officers (G. Marc Baumann, Robert
N. Sacks, Edward E. Simmons, Steven A. Warshauer, James A. Wilhelm, Michael K.
Wolf) previously entered into an Amended and Restated Stock Option Award Agreement dated January 30, 2002, the form of which is attached hereto as
Exhibit 10.1. On November 18, 2005, each of these agreements was amended pursuant to a First Amendment to the Amended and Restated Stock Option Award Agreement, the form of which is attached hereto as Exhibit 10.2 (the "Amendment"). Each Amendment extends the time that the optionee may exercise the option following his termination of employment for a reason other than death or disability. As amended, the options may now be exercised after such termination until the later of: (i) the fifteenth day of the third month after which, or
(ii) December 31 of the calendar year in which, the optionee's employment or services are terminated. All other provisions of the option agreements continue in effect in accordance with their respective terms.

         There is no immediate earning impact to the Company by reason of signing these amendments. The only impact to the Company's earning would be in the event an executive exercises his option after termination of his employment. At that time the Company would be required to record an amount equal to the difference between the market price of the Company's stock as of the effective date of the amendment and the IPO price of $11.50.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Exhibits.

             10.1   Form of Amended and Restated Stock Option Award Agreement
             10.2   Form of First Amendment to the Amended and
                    Restated Stock Option Award Agreement


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STANDARD PARKING CORPORATION


November 18, 2005                                By:  G. Marc Baumann
                                                 ----------------------------
                                                      G. Marc Baumann
                                                 Chief Financial Officer




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                                INDEX TO EXHIBITS




  Exhibit      Description of Exhibit
------------   ----------------------
        10.1   Form of Amended and Restated Stock Option Award Agreement
        10.2   Form of First Amendment to the Amended and
               Restated Stock Option Award Agreement


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